UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2024

Future FinTech Group Inc.

(Exact name of registrant as specified in its charter)

Florida	001-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Americas Tower, 1177 Avenue of The Americas,
Suite 5100, New York, NY 10036

(Address of principal executive offices, including zip code)

888-622-1218

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FTFT	Nasdaq Stock Market

Item 1.01 Entry into a Material Definitive Agreement

On February 11, 2024, Future FinTech Group, Inc., a Florida corporation (the “Company”) and Streeterville Capital, LLC, a Utah limited liability company (the “Lender”) entered into an Amendment (the “Amendment”) to Convertible Promissory Note (the “Note”) which was originally issued by the Company to the Lender on December 27, 2023, as disclosed in the Form 8-K of the Company filed on December 29, 2023.

Pursuant to the Amendment, the parties agree to amend the Note as follows: (i) to add a floor price of $0.2272 per share for the redemption conversion (the “Floor Price”); (ii) in the event the redemption conversion price with respect to any given redemption is below the Floor Price, then Company must pay the applicable redemption amount requested by the Lender in cash on or before the third trading day immediately following the applicable redemption date; (iii) delete the Lender’s rights to increase, decrease or waive the Maximum Percentage (defined below) in connection with Lender’s ownership limitation pursuant to which the Company will not effect any conversion of the Note to the extent that after giving effect to such conversion would cause the Lender to beneficially own a number of shares exceeding 9.99% of the number of shares of Common Stock of the Company outstanding on such date (including for such purpose the Common Stock issuable upon such issuance) (the “Maximum Percentage”).

The description contained herein of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Title or Description
10.1	Amendment to Convertible Promissory Note dated February 11, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Future FinTech Group Inc.

Date: February 14, 2024	By:	/s/ Shanchun Huang
	Name:	Shanchun Huang
	Title:	Chief Executive Officer and President

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